SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT
               Filed pursuant to Section 12, 13, or 15(d) of
                     THE SECURITIES EXCHANGE ACT OF 1934

Date of Report                           August 26, 1996
                                (Date of earliest event reported)